SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	333-86234	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of the Plainfield Distribution Facility.  On December 30, 2003, we filed a Form 8-K dated December 15, 2003, with regard to the acquisition of a distribution facility located in Plainfield, Indiana, a submarket of Indianapolis (“Plainfield”), without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

Amendment of Previously Filed Form 8-K/A’s.  We previously filed a Form 8-K/A on October 3, 2003 and we filed a Form 8-K/A on January 9, 2004 with the requisite financial information for the Chickasaw properties and the Mallard Lake and West by Northwest properties, respectively. The Form 8-K/A’s previously filed contained certain pro forma financial information which included the estimated real estate operations of our Nashville facility and our Rancho Business Center, both of which had no operating history upon acquisition.  Upon further consideration of the provisions of the SEC Accounting Disclosure Rules and Practices, Topic Three, “Pro Forma Financial Information, Forecasts, and Forward Looking Information,” we are amending our previously filed 8-K/A’s to more appropriately present the pro forma financial information pursuant to Rule 3-14.

2

Item 7. Financial Statements and Exhibits.

3

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-21

(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2002 (Unaudited)	F-26

Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (Unaudited)	F-27

(d) Exhibits:

Exhibit Number	Exhibit Title

99.1	Press Release dated December 29, 2003

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

March 2, 2004
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

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Independent Auditors’ Report

The Board of Directors
Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Plainfield Distribution Facility located in Plainfield, Indiana (the Property) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Plainfield Distribution Facility for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
February 4, 2004

Plainfield Distribution Facility

Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)

REVENUE:
Rental revenue	$867,798	1,072,129
Other revenue	19,791	13,122

Total revenue	887,589	1,085,251

CERTAIN EXPENSES:
Property taxes	35,301	47,067
Repairs and maintenance	35,837	24,935
Management fees	21,530	27,625
Other operating expenses	47,140	77,874

Total expenses	139,808	177,501

EXCESS OF REVENUE OVER CERTAIN EXPENSES	$747,781	907,750

The accompanying notes are an integral part of these financial statements.

Plainfield Distribution Facility

Notes to Statements of Revenue and Certain Expenses
as of December 31, 2002

Note 1—Business

The accompanying statements of revenue and certain expenses reflects the operations of the Plainfield Distribution Facility (the “Property”) for the nine months ended September 30, 2003 (unaudited) and for the year ended December 31, 2002.  The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) on December 22, 2003 for a purchase price of approximately $15.1 million.

Note 2—Basis of Presentation

The accompanying statements of revenue and certain expenses has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

The accompanying statements of revenue and certain expenses was prepared in accordance with accounting principles generally accepted in the United States of America pursuant to the rules and regulations of the Securities and Exchange Commission.  These financial statements exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year.  Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Property’s revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. The Property is currently “net” leased to two tenants. “Net” means that the tenants are responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Property records rental revenue for the full term of the lease on a straight-line basis. In this case, where the minimum rental payments increase over the life of the lease, the Property records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.  This accounting treatment resulted in an increase in rental revenue of $22,539 and $27,579 for the periods ended September 30, 2003 and December 31, 2002, respectively.

Future minimum rental payments due under the leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, were as follows:

Year Ending December 31:
2003	$1,127,012
2004	1,127,012
2005	1,133,457
2006	1,165,679
2007	1,202,111
Thereafter	4,256,557
Total	$10,011,828

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

As of December 31, 2002, the Property was 68.3% leased to two tenants, DDD Company and Puritan Bennett.  The following table describes these tenants and terms of their respective lease agreements.

Tenant	Leased Square Feet	Percent of Property	Annualized Rental Revenue	Lease Expiration	Rental Increases	Industry/Business

PB Government Solutions	161,113	36.4%	$533,280	10/31/2010	11/1/2005 through 10/31/2010 $571,951	Integrated mail and document management solutions
Puritan Bennett	141,028	31.9%	593,364	2/29/2012	3/1/07 through 2/29/2012 $637,447	Manufacturer and distributor of healthcare devices
Total	302,141	68.3%	$1,126,644

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Chickasaw Distribution Facilities located in Memphis, Tennessee (the “Property”) for the year ended December 31, 2002.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2.  The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Chickasaw Distribution Facilities for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
August 15, 2003

Chickasaw Distribution Facilities

Statements of Revenue and Certain Expenses

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)
REVENUE:
Rental revenue	$588,729	$629,530
Other revenue	203,143	91,381

Total revenue	791,872	720,911

CERTAIN EXPENSES:
Repairs and maintenance	7,917	19,187
Utilities	11,044	25,621
Property taxes	136,615	143,711
Management fees	23,937	18,624
Operating services	38,482	55,035

Total expenses	217,995	262,178

EXCESS REVENUE OVER CERTAIN EXPENSES	$573,877	$458,733

The accompanying notes are an integral part of these financial statements.

Chickasaw Distribution Facilities

Notes to Statements of Revenue and Certain Expenses
as of December 31, 2002

Note 1 — Business

The accompanying statements of revenue and certain expenses reflect the operations of the Chickasaw Distribution Facilities (the “Property”).  The Property contains two one-story, distribution facilities with approximately 392,000 rentable square feet and is located on approximately 21 acres of land.  The construction of the two distribution facilities was completed in 2000 and they were in the lease-up phase through 2002.  As of December 31, 2002, the Property had an occupancy rate of 94.2%.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on July 22, 2003 for $14,280,000, which was paid with the proceeds from the Company’s public offering under the registration statement, as amended, filed on April 15, 2002.  In addition, The Company incurred approximately $564,000 in related acquisition costs (including an acquisition fee of $428,000 payable to our Advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2 — Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis.  The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of June 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2003.  Results of interim periods are not necessarily indicative of results to be expected for the year.  Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 3 — OPERATING LEASES

Future minimum rental payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$1,236,785
2004	1,270,628
2005	1,270,628
2006	1,121,876
2007	884,584
Thereafter	21,537
Total	$5,806,038

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the revenues for the year ended December 31, 2002, and the corresponding percentage of the future minimum revenues above:

Tenant	Percentage of 2002 Revenues	Percentage of Future Revenues
A	44.00%	12.80%
B	20.70%	0.00%
C	13.60%	25.40%
D	13.30%	22.60%
Total	91.60%	60.80%

Independent Auditors’ Report

The Board of Directors
Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Mallard Lake Distribution Facility located in Hanover Park, Illinois (the Property) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Mallard Lake Distribution Facility for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
November 14, 2003

Mallard Lake Distribution Facility

Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)

REVENUE:
Rental revenue	$721,989	$957,577
Other revenue	1,275	14,412
Total revenue	723,264	971,989

CERTAIN EXPENSES:
Repairs and maintenance	—	4,968
Management fees	9,758	13,264
Other operating expenses	1,999	5,020
Total expenses	11,757	23,252
EXCESS OF REVENUE OVER CERTAIN EXPENSES	$711,507	$948,737

The accompanying notes are an integral part of these financial statements.

Mallard Lake Distribution Facility

Notes to Statements of Revenue and Certain Expenses
as of December 31, 2002

Note 1—Business

The accompanying statement of revenue and certain expenses reflects the operations of the Mallard Lake Distribution Facility (the “Property”). Completed in 1999, the Property contains a one-story distribution facility with 39 foot clear heights, approximately 222,122 rentable square feet and is located on approximately 11.8 acres of land. As of December 31, 2002, the Property was 100% occupied by a single tenant.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on October 29, 2003 for a purchase price of $10,978,631, which was paid with the proceeds from the Company’s public offering under the registration statement filed on April 15, 2002, as amended. In addition, The Company incurred approximately $390,900 in related acquisition costs (including an acquisition fee of $329,400 payable to the Company’s related advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2—Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of Mallard Lake Distribution Facility’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Property’s revenue is obtained from tenant rental payments as provided for under a non-cancelable operating lease. The Property is currently 100% “net” leased to a single tenant. “Net” means that the tenant is responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we, as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Company records rental revenue for the full term of the lease on a straight-line basis. In this case where the minimum rental payments increase over the life of the lease, the Company records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.

Future minimum rental payments due under the lease, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$880,230
2004	945,022
2005	984,570
2006	984,570
2007	984,570
Thereafter	6,865,574
Total	$11,644,536

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

As of December 31, 2002, the Property was 100% leased to a single tenant which operates in the document storage industry. As such all current and future revenues generated from this tenant will exceed 10% of the Properties total rental revenue.

Independent Auditors’ Report

The Board of Directors
Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the West by Northwest Distribution Facility located in Houston, Texas (the Property) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the West by Northwest Distribution Facility for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
November 14, 2003

West by Northwest Distribution Facility

Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)

REVENUE:
Rental revenue	$212,318	$707,684
Other revenue	119,761	292,636
Total revenue	332,079	1,000,320
CERTAIN EXPENSES:
Real estate taxes	154,644	203,383
Repair and maintenance	23,825	32,925
Utilities expense	19,779	20,488
Management fees	10,347	19,023
Other operating expenses	19,424	20,648
Total expenses	228,019	296,467
EXCESS OF REVENUE OVER CERTAIN EXPENSES	$104,060	$703,853

The accompanying notes are an integral part of these financial statements.

West by Northwest Distribution Facility

Notes to Statements of Revenue and Certain Expenses

as of December 31, 2002

Note 1—Business

The accompanying statement of revenue and certain expenses reflects the operations of the West by Northwest Distribution Facility (the “Property”). Completed in 1997, the Property contains a one-story distribution facility with 30 foot clear heights, 189,467 rentable square feet and is located on approximately 9.5 acres of land. As of December 31, 2002, the Property was 100% occupied by two tenants.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on October 30, 2003 for a purchase price of $8,275,000, which was paid with the proceeds from the Company’s public offering under the registration statement filed on April 15, 2002, as amended. In addition, The Company incurred approximately $322,000 in related acquisition costs (including an acquisition fee of $248,250 payable to the Company’s related advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2—Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of West by Northwest’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Property’s revenue is obtained from tenant rental payments as provided for under a non-cancelable operating lease. The Property is currently 100% “net” leased to a single tenant. “Net” means that the tenant is responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we, as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Company records rental revenue for the full term of the lease on a straight-line basis. In this case where the minimum rental payments increase over the life of the lease, the Company records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.

Future minimum rental payments due under the lease, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$283,185
2004	622,492
2005	704,817
2006	727,553
2007	246,307
Thereafter	—
Total	$2,584,354

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

As of December 31, 2002, the Property was 100% leased to a single tenant that operates in the high tech manufacturing industry. As such, all current and future revenues generated from this tenant will exceed 10% of the Properties total rental revenues.

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Financial Information

(Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of September 30, 2003 as adjusted for the previous acquisitions of the Rancho Business Center, Mallard Lake, West by Northwest, Park West, Pinnacle, DFW and Plainfield all made subsequent to September 30, 2003, as if these transactions had occurred on September 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 combine the historical operations of the Company with the historical operations of the above acquired properties, if such properties had historical operating results, as if these transactions had occurred on January 1, 2002.  Rancho Business Center was acquired with no operating history and as such no activity associated with Rancho Business Center has been assumed in the presentation of the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. For instance, no pro forma adjustments were recorded to reflect an increase in general and administrative expenses, if such amounts increase as a result of the acquisitions.  The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

Dividend Capital Trust Inc. and Subsidiary
Pro Forma Consolidating Balance Sheet
As of September 30, 2003
(Unaudited)

	DCT Historical	Rancho Business Center		Mallard Lake		West by Northwest		Park West, Pinnacle and DFW		Plainfield		Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Real estate	$34,876,256	$9,281,409	(b)	$10,122,156	(b)	$7,526,436	(b)	$61,327,691	(b)	$14,309,288	(b)	$—		$137,443,236
Intangible lease costs	4,560,182	556,985	(b)	1,247,414	(b)	1,070,491	(b)	5,727,995	(b)	1,353,722	(b)	—		14,516,789
Acc. dep. & amort	(428,668)	—		—		—		—		—		—		(428,668)
Net Investment in Real Estate	39,007,770	9,838,394		11,369,570		8,596,927		67,055,686		15,663,010		—		151,531,357

Cash and cash equivalents	16,415,362	(9,775,841	)(a)	(11,087,705	)(a)	(7,668,438	)(a)	(25,146,429	)(a)	(9,569,830	)(a)	49,417,883	(j)	2,585,002
Other assets, net	1,551,852	12,832	(c)(d)	(231,865	)(d)	(348,232	)(d)	287,288	(e)	—		—		1,271,875

Total Assets	$56,974,984	$75,385		$50,000		$580,257		$42,196,545		$6,093,180		$49,417,883		$155,388,234

LIABILITIES & SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable & accrued expenses	$591,531	$30,385	(f)	$—		$164,399	(f)	$—		$22,954	(f)	$—		$809,269
Dividends payable	695,850	—		—		—		—		—		—		695,850
Other liabilities	458,699	45,000	(g)	50,000	(g)	415,858	(h)	370,097	(h)	70,226	(g)	—		1,409,880
Intangible lease liability, net	127,421	—		—		—		1,326,448	(b)	—		—		1,453,869
Line of credit	—	—		—		—		—		6,000,000	(i)	—		6,000,000
Mortgage note payable	—	—		—		—		40,500,000	(i)	—		—		40,500,000

Total Liabilities	1,873,501	75,385		50,000		580,257		42,196,545		6,093,180		—		50,868,868

Minority Interest	1,000	—		—		—		—		—		—		1,000

Shareholders’ Equity:
Common stock	63,981	—		—		—		—		—		56,478	(j)	120,459
Additional paid-in-capital	55,920,950	—		—		—		—		—		49,361,405	(j)	105,282,355
Distributions in excess of earnings	(884,448)	—		—		—		—		—		—		(884,448)

Total Shareholders’ Equity	55,100,483	—		—		—		—		—		49,417,883	(j)	104,518,366

Total Liabilities & Shareholders’ Equity	$56,974,984	$75,385		$50,000		$580,257		$42,196,545		$6,093,180		$49,417,883		$155,388,234

Dividend Capital Trust Inc. and Subsidiary
Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2003
(Unaudited)

	DCT Corporate	Chickasaw Facility		Mallard Lake		West by Northwest		Park West, Pinnacle and DFW		Plainfield		Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	$960,115	$598,888	(1)	$721,989	(1)	$212,318	(1)	$3,154,540	(1)	$785,170	(1)	$—		$6,433,020
Other income	50,748	203,143	(1)	1,275	(1)	119,761	(1)	908,052	(1)	19,791	(1)	—		1,302,770
Total Income	1,010,863	802,031		723,264		332,079		4,062,592		804,961		—		7,735,790

EXPENSES:
Operating expenses	88,978	217,995	(1)	11,757	(1)	228,019	(1)	1,170,833	(1)	139,808	(1)	—		1,857,390
Depreciation & amortization	428,391	362,726	(1)	201,060	(1)	155,606	(1)	2,353,591	(1)	389,942	(1)	—		3,891,316
Interest expense	164,263	—		—		—		1,518,750	(1)	101,250	(1)	—		1,784,263
General and administrative expenses	223,491	—		—		—		—		—		—		223,491
Total Operating Expenses	905,123	580,721		212,817		383,625		5,043,174		631,000		—		7,756,460

NET INCOME (LOSS)	$105,740	$221,310		$510,447		$(51,546)		$(980,582)		$173,961		$—		$(20,670)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	2,160,712											9,885,112	(2)	12,045,824

Diluted	2,180,712											9,885,112	(2)	12,065,824

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$0.05													$(0.00)

Dividend Capital Trust Inc. and Subsidiary
Pro Forma Statement of Operations
For the Year Ended December 31, 2002
(Unaudited)

	DCT Corporate	Chickasaw Facility		Mallard Lake Facility		West by Northwest Facility		Park West, Pinnacle and DFW		Plainfield		Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	$—	$649,849	(1)	$957,577	(1)	$707,684	(1)	$2,677,779	(1)	$961,959	(1)	$—		$5,954,848
Other income	155	91,381	(1)	14,412	(1)	292,636	(1)	701,477	(1)	13,122	(1)	—		1,113,183
Total Income	155	741,230		971,989		1,000,320		3,379,256		975,081		—		7,068,031

EXPENSES:
Operating expenses	—	262,178	(1)	23,252	(1)	296,467	(1)	1,372,523	(1)	177,501	(1)	—		2,131,921
Depreciation & amortization	—	725,453	(1)	268,079	(1)	207,475	(1)	3,138,121	(1)	519,923	(1)	—		4,859,051
Interest expense	—	—		—		—		2,025,000	(1)	135,000	(1)	—		2,160,000
General and administrative expenses	212,867	—		—		—		—		—		—		212,867
Total Operating Expenses	212,867	987,631		291,331		503,942		6,535,644		832,424		—		9,363,839

NET INCOME (LOSS) before minority interest	(212,712)	(246,401)		680,658		496,378		(3,156,388)		142,657		—		(2,295,808)

Minority Interest	200,000	—		—		—		—		—		—		200,000

NET INCOME (LOSS)	$(12,712)	$(246,401)		$680,658		$496,378		$(3,156,388)		$142,657		$—		$(2,095,808)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	200											12,045,624	(2)	12,045,824

Diluted	200											12,065,624	(2)	12,065,824

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$(63.56)													$(0.17)

Dividend Capital Trust Inc. and Subsidiary

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2003:

(a)                                  Cash paid for the acquisitions closed subsequent to September 30, 2003 consists of the following:

	Rancho Business Center	Mallard Lake	West by Northwest	Park West, Pinnacle and DFW	Plainfield
Purchase Price	$10,001,955	$10,978,631	$8,275,000	$63,550,000	$15,107,000
Closing Costs	5,898	715	445	69,706	32,574
Over Funding Due From Title Company	—	—	—	287,288	—
Acquisition fee paid to affiliate	298,373	329,359	248,250	1,906,500	453,210
Less:
Debt proceeds	—	—	—	40,500,000	6,000,000
Earnest money	500,000	221,000	330,000	—	—
Credit for Tenant Security Deposits	—	—	21,336	167,065	—
Credit for Tenant Improvement Allowance	—	—	290,000	—	—
Credit for Pre-paid Rents	—	—	49,522	—	—
Credit for Real Estate Taxes	30,385	—	164,399	—	22,954
Cash paid at closing	9,775,841	11,087,705	7,668,438	25,146,429	9,569,830

Add:
Debt proceeds	—	—	—	40,500,000	6,000,000
Earnest money	500,000	221,000	330,000	—	—
Credits	30,385	—	525,257	(120,224)	—
Estimated remaining closing costs	45,000	50,000	55,000	203,033	70,226
Due Diligence costs	12,551	10,865	18,232	—	—
Intangible Lease Liability	—	—	—	1,326,448	—
Total Acquisition Costs	$10,363,777	$11,369,570	$8,596,927	$67,055,686	$15,640,056

(b)                                 The purchase price of these acquisitions was allocated to tangible and intangible assets in accordance with SFAS No. 141, “Business Combinations.”

(c)                                  This amount consists of a restricted cash item related to an allowance for tenant improvements.

(d)                                 These amounts represent deferred acquisition costs that were reclassed to investment in real estate. Deferred acquisition costs are costs incurred prior to the closing of the acquisition such as due diligence costs.

(e)                                  This amount represents the amount due from the title company as a result of over funding at closing.

(f)                                    These amounts are accruals related to property taxes and other payables assumed at closing for which we were given a credit to reduce the cash paid upon the purchase of the property.

(g)                                 These amounts consist of tenant deposits and management’s estimate of remaining acquisition costs.

(h)                                 These amounts consist of tenant deposits, management’s estimate on remaining acquisition costs and certain liabilities assumed at closing for commitments associated with new leases such as tenant improvements and leasing commissions.

(i)                                     The Park West, Pinnacle and DFW facilities were acquired with proceeds from the Company’s public offering and through the proceeds received through a mortgage note in the amount of $40.5 million. The Plainfield facility was also acquired with proceeds from the Company’s public offering and through the proceeds received from our senior secured revolving credit facility in the amount of $6.0 million (see note (3)).

(j)                                     A certain amount of capital was raised through the Company’s public offering after September 30, 2003 which was used to fund the acquisitions.  As such, management included the number of shares that were sold subsequent to September 30, 2003 through December 22, 2003, the date of the latest acquisition in order to facilitate adequate funding of these acquisitions.

Shares Sold from October 1 through December 22, 2003	5,647,758
Gross Proceeds	$56,477,580
Less Selling Costs	(7,059,697)
Net Proceeds	$49,417,883

Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2003 and for the Twelve Months Ended December 31, 2002:

(1)                                  In accordance with Rule 3.14 of Regulation S-X, the following acquisitions required an audit of the statement of revenue and certain expenses. The pro forma adjustments presented are based on the historical information reported within the audited statement of revenue and certain expenses plus certain pro forma adjustments as follows:

Chickasaw

	9-Months(e)				12-Months
	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$588,729	10,159	(a)	598,888	629,530	20,319(a	)	649,849
Other income	203,143	—		203,143	91,381	—		91,381
Total Income	791,872	10,159		802,031	720,911	20,319		741,230
EXPENSES:
Operating Expenses	217,995	—		217,995	262,178	—		262,178
Depreciation & amortization	—	362,726	(b)	362,726	—	725,453(b	)	725,453
Interest expense	—	—		—	—	—		—
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	217,995	362,726		580,721	262,178	725,453		987,631
NET INCOME (LOSS)	$573,877	(352,567)		221,310	458,733	(705,134)		(246,401)

Mallard Lake

	9-Months				12-Months
	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$721,989	—	(a)	721,989	957,577	—	(a)	957,577
Other income	1,275	—		1,275	14,412	—		14,412
Total Income	723,264	—		723,264	971,989	—		971,989
EXPENSES:
Operating Expenses	11,757	—		11,757	23,252	—		23,252
Depreciation & amortization		201,060	(b)	201,060	—	268,079	(b)	268,079
Interest expense	—	—		—	—	—		—
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	11,757	201,060		212,817	23,252	268,079		291,331
NET INCOME (LOSS)	$711,507	(201,060)		510,447	948,737	(268,079)		680,658

West by Northwest

	9-Months					12-Months
	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	$212,318	(c)	—	(a)	212,318	707,684	(c)	—	(a)	707,684
Other income	119,761		—		119,761	292,636		—		292,636
Total Income	332,079		—		332,079	1,000,320		—		1,000,320
EXPENSES:
Operating Expenses	228,019		—		228,019	296,467				296,467
Depreciation & amortization	—		155,606	(b)	155,606	—		207,475	(b)	207,475
Interest expense	—		—		—	—		—		—
General and administrative expenses	—		—		—	—		—		—
Total Operating Expenses	228,019		155,606		383,625	296,467		207,475		503,942
NET INCOME (LOSS)	$104,060		(155,606)		(51,546)	703,853		(207,475)		496,378

Park West, Pinnacle and DFW

	9-Months				12-Months
	Park West, Pinnacle and DFW*	Pro Forma Adjustments		Total Pro Forma	Park West, Pinnacle and DFW*	Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	$3,130,351	24,189	(a)	3,154,540	2,645,527	32,252(a	)	2,677,779
Other income	908,052	—		908,052	701,477	—		701,477
Total Income	4,038,403	24,189		4,062,592	3,347,004	32,252		3,379,256
EXPENSES:
Operating Expenses	1,170,833	—		1,170,833	1,372,523	—		1,372,523
Depreciation & amortization	—	2,353,591	(b)	2,353,591	—	3,138,121	(b)	3,138,121
Interest expense	—	1,518,750	(d)	1,518,750	—	2,025,000	(d)	2,025,000
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	1,170,833	3,872,341		5,043,174	1,372,523	5,163,121		6,535,644
NET INCOME (LOSS)	$2,867,570	(3,848,152)		(980,582)	1,974,481	(5,130,869)		(3,156,388)

Plainfield

	9-Months				12-Months
	Plainfield*	Pro Forma Adjustments		Total Pro Forma	Plainfield*	Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	$867,798	(82,628	)(a)	785,170	1,072,129	(110,170	)(a)	961,959
Other income	19,791	—		19,791	13,122	—		13,122
Total Income	887,589	(82,628)		804,961	1,085,251	(110,170)		975,081
EXPENSES:
Operating Expenses	139,808	—		139,808	177,501	—		177,501
Depreciation & amortization	—	389,942	(b)	389,942	—	519,923	(b)	519,923
Interest expense	—	101,250	(d)	101,250	—	135,000	(d)	135,000
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	139,808	491,192		631,000	177,501	654,923		832,424
NET INCOME (LOSS)	$747,781	(573,820)		173,961	907,750	(765,093)		142,657

*                               As filed pursuant to Rule 3.14 of Regulation S-X

(a)                        In accordance with SFAS No. 141, these amounts represent the amortization amounts of the above and below market values of the in-place leases. The intangible lease assets and liabilities are amortized over the life of the lease to rental income.

(b)                       Depreciation and amortization expense for the Pro Forma periods presented is based on the allocation of the purchase price between tangible and intangible assets. The Company depreciates these assets on a straight-line basis over the estimated useful life of the assets. The following table represents the allocation of the total cost of the acquisitions presented:

	Depreciation or Amortization Period	Consolidated
Land	N/A	$17,380,389
Buildings	40 Years	105,614,686
Land Improvements	20 Years	7,105,857
Tenant Improvements	Term of the Lease	7,342,304
Intangible Lease and Acquisition Costs, net	Average Life of Lease	13,081,686
Total Cost		$150,524,922

(c)                        One of the property’s two tenants vacated their space during December 2002. There was no adjustment made to the historical financial information that would consider this vacant space during 2003.

(d)                       Interest expense for the Pro Forma periods presented was calculated given the terms of our senior secured revolving credit facility and mortgage note. The following table sets forth the calculation for the pro forma adjustments as if the notes were outstanding as of January 1, 2002:

			Pro Forma Amounts
Amount	Note	Interest Rate	For the Nine Month Period	For the Twelve Month Period
$6,000,000	Senior Secured Revolving Credit Facility	Annual interest rate equal to adjusted LIBOR plus 1.125% or (at the election of Dividend Capital) 1.0% over the Prime rate.	$101,250	$135,000

$40,500,000	Mortgage Note	Annual interest rate equal to 5.0%.	$1,518,750	$2,025,000
		Total	$1,620,000	$2,160,000

(e)                        These pro forma amounts only reflect the operating results prior to acquisition as the actual operating results since acquisition are reflected in the Company’s historical operating results.

(2)                        For purposes of calculating the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the latest acquisition, Plainfield, which was December 22, 2003. As the pro forma financial information presented assumes these acquisitions occurred on January 1, 2002, the number of shares outstanding as of December 22, 2003, are assumed to have been outstanding as of January 1, 2002 as well.

Dividend Capital Trust Inc. and Subsidiary

Statement of Estimated Taxable Operating Results and Cash
to be Made Available by Operations
For the Year Ended December 31, 2002
(Unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the recently acquired properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith.  For instance, no pro forma adjustments were recorded to reflect an increase in general and administrative expenses, if such amounts increase as a results of the acquisitions.

Revenue	$6,317,146

Expenses
Operating expenses	2,131,921
Depreciation and amortization expense	3,824,125
Interest expense	2,160,000
General and administrative expenses	212,867

Total expenses	8,328,913

Estimated Taxable Operating Loss	$(2,011,767)

Add Depreciation and amortization expense	3,824,125

Estimated Cash to be Made Available by Operations	$1,812,358

Dividend Capital Trust Inc. and Subsidiary

Note to Statement of Estimated Taxable Operating Results
And Cash to be Made Available by Operations
For the Year Ended December 31, 2002
(Unaudited)

Note 1 — Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase price of the Properties to land, building, land improvements and building improvements and assuming (for tax purposes) a 39.5-year, 20-year and 10-year useful life, respectively, for the depreciable assets applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.